Summary of Significant Accounting Policies (Tables)	12 Months Ended
Sep. 30, 2012
Computation of Basic Net Income Per Share

Basic net income per share is computed on the weighted average number of shares outstanding. Diluted net income per share is computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options, determined using the treasury stock method.

	Years Ended September 30,
	2012	2011	2010
Net income	$4,978,692	$2,305,352	$5,934,990

Denominator:
Weighted average common shares outstanding	17,907,597	18,146,627	18,422,050
Equivalent shares issuable upon vesting of restricted stock awards and dilutive shares	28,896	37,311	51,574

Diluted shares	17,936,493	18,183,938	18,473,624

Net income per share:
Basic	$0.28	$0.13	$0.32

Diluted	$0.28	$0.13	$0.32